Exhibit 99.1
Fastly Announces First Quarter 2022 Financial Results

•Record quarterly revenue exceeds quarterly guidance range
•First quarter revenue of $102.4 million, up 5% quarter-over-quarter
•First quarter revenue Net Retention Rate (LTM) of 115%

SAN FRANCISCO, May 4, 2022 — Fastly, Inc. (NYSE: FSLY), the world’s fastest global edge cloud network provider, today announced financial results for its first quarter ended March 31, 2022.

“We are pleased to kick off 2022 with strong revenue growth that exceeded guidance and a record-breaking quarter for Fastly as we passed the $100M milestone for the first time,” said Joshua Bixby, CEO of Fastly.

“The first quarter also brought strong analyst and customer validation for our product portfolio. These accolades showcase our customers' ongoing satisfaction and usage of Fastly’s products as we accelerate the delivery of our product roadmap,” continued Bixby. “We look forward to sharing further details on our differentiation, product roadmap, customer acquisition, and financial growth strategy at our Investor Day on May 12.”

Fastly today separately announced that the Board has initiated a search to identify the next CEO to lead the company through its next phase of growth. Once a successor is appointed, current CEO Joshua Bixby will step down as CEO and from the Fastly Board of Directors.

	Three months ended March 31,
	2022	2021
Revenue	$102,382	$84,852
Gross Margin
GAAP gross margin	47.3%	55.8%
Non-GAAP gross margin	52.6%	60.1%
Operating loss
GAAP operating loss	$(63,004)	$(49,963)
Non-GAAP operating loss	$(17,740)	$(12,905)
Net loss per share
GAAP net loss per common share—basic and diluted	$(0.54)	$(0.44)
Non-GAAP net loss per common share—basic and diluted	$(0.15)	$(0.12)

First Quarter 2022 Financial Summary

•Total revenue of $102.4 million, representing 5% sequential growth and 21% year-over-year growth.
•GAAP gross margin of 47.3%, compared to 55.8% in the first quarter of 2021. Non-GAAP gross margin of 52.6%, compared to 60.1% in the first quarter of 2021.
•GAAP net loss of $64.3 million, compared to $50.7 million in the first quarter of 2021. Non-GAAP net loss of $18.0 million, compared to $13.6 million in the first quarter of 2021.
•GAAP net loss per basic and diluted shares of $0.54 compared to $0.44 in the first quarter of 2021. Non-GAAP net loss per basic and diluted shares of $0.15, compared to $0.12 in the first quarter of 2021.

Key Metrics

•Trailing 12 month net retention rate (NRR LTM)1 decreased to 115% in the first quarter from 118% in the fourth quarter 2021.
•Dollar-Based Net Expansion Rate (DBNER)2 decreased to 118% in the first quarter from 121% in the fourth quarter 2021.
•Total customer count of 2,880 in the first quarter, of which 457 were enterprise3 customers.
•Average enterprise customer spend of $722K in the first quarter, up 3% quarter-over-quarter.

For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this press release.

Recent Business Highlights

•Recognized as the only vendor named as Gartner Peer Insights Customers’ Choice for web application and API protection for four consecutive years with the highest customer rating.
•Acquired Fanout to unlock real-time app development at the edge with reduced time-to-market, reduced friction, and unprecedented scale.
•Recognized as a leader by IDC MarketScape in the Worldwide Commercial CDN 2022 Vendor Assessment.
•Launched a new Observability dashboard that brings end-to-end security, delivery, application and performance metrics into a unified view.
•Accelerated edge adoption with a new Compute@Edge Partner Ecosystem, designed to help customers build a variety of edge computing use cases utilizing major cloud service provider integrations.

Second Quarter and Full Year 2022 Guidance:

	Q2 2022	Full Year 2022
Total Revenue (millions)	$99.0 - $102.0	$405.0 - $415.0
Non-GAAP Operating Loss (millions)	($21.5) - ($18.5)	($70.0) - ($60.0)
Non-GAAP Net Loss per share (4)(5)	($0.18) - ($0.15)	($0.60) - ($0.50)

Conference Call Information

Fastly will host an investor conference call to discuss its results at 2:00 p.m. PT / 5:00 p.m. ET on Wednesday, May 4, 2022.

Date: Wednesday, May 4, 2022
Time: 2:00 p.m. PT / 5:00 p.m. ET
Webcast: https://investors.fastly.com
Dial-in: 888-330-2022 (US/CA) or 646-960-0690 (Intl.)
Conf. ID#: 7543239

Please dial in at least 10 minutes prior to the 2:00 p.m. PT start time. A live webcast of the call will be available at https://investors.fastly.com where listeners may log on to the event by selecting the webcast link under the “Quarterly Results” section.

A telephone replay of the conference call will be available at approximately 5:00 p.m. PT, May 4 through May 18, 2022 by dialing 800-770-2030 or 647-362-9199 and entering the passcode 7543239.

About Fastly
Fastly is upgrading the internet experience to give people and organizations more control, faster content, and more dynamic applications. By combining the world’s fastest global edge cloud network with powerful software, Fastly helps customers develop, deliver, and secure modern distributed applications and compelling digital experiences. Fastly’s customers include many of the world’s most prominent companies, including Pinterest, The New York Times, and GitHub. For more information on our mission and products, visit https://investors.fastly.com.

Forward Looking Statements

This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, the demand for our platform, and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, Non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, interest income, interest expense (including amortization of debt discount and issuance costs) other income (expense), (net), and income taxes.

Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without the acquisition-related expenses when evaluating its ongoing non-GAAP performance and its ongoing adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Amortization of acquired intangible assets is included in the following cost and expense line items of our GAAP presentation: cost of revenue and sales and marketing. Management considers its operating results without the amortization expense of our acquired intangible assets when evaluating its ongoing non-GAAP performance and its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expenses related to our debt obligations. Management considers its non-GAAP net loss and adjusted EBITDA results without this activity when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.

Capital Expenditures: cash used for purchases of property and equipment and capitalized internal-use software, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Depreciation and amortization expense is included in the following cost and expense line items of our GAAP presentation: cost of revenue, research and development, sales and marketing, and general and administrative. Management considers its operating results without the depreciation and other amortization expense when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.

Free Cash Flow: calculated as net cash used in operating activities less capital expenditures.

Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its adjusted EBITDA results without these charges when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without total interest expense when evaluating its non-GAAP net loss and its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Income: consists primarily of interest income related to our marketable securities. Management considers its adjusted EBITDA results without this activity when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Non-GAAP Operating Loss: calculated as GAAP revenue less non-GAAP cost of revenue and non-GAAP operating expenses.

Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without other income (expense), net when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Stock-based compensation is included in the following cost and expense line items of our GAAP presentation: cost of revenue, research and development, sales and marketing, and general and administrative.

Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management excludes stock-based compensation from our non-GAAP measures and adjusted EBITDA results for purposes of evaluating our continuing operating performance primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.

Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.

Key Metrics
1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2 We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
3 Enterprise customers are defined as those spending $100,000 or more in a twelve-month period.
4 Assumes weighted average basic shares outstanding of 121.4 million in Q2 2022 and 121.8 million for the full year 2022.
5 Non-GAAP Net Loss per share is calculated as full-year Non-GAAP Net Loss divided by weighted average basic shares for the full year 2022.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended March 31,
	2022	2021
Revenue	$102,382	$84,852
Cost of revenue(1)	53,915	37,494
Gross profit	48,467	47,358
Operating expenses:
Research and development(1)	40,437	28,988
Sales and marketing(1)	41,480	34,872
General and administrative(1)	29,554	33,461
Total operating expenses	111,471	97,321
Loss from operations	(63,004)	(49,963)
Interest income	681	174
Interest expense	(1,622)	(661)
Other expense	(279)	(64)
Loss before income taxes	(64,224)	(50,514)
Income tax expense	40	169
Net loss	$(64,264)	$(50,683)
Net loss per share attributable to common stockholders, basic and diluted	$(0.54)	$(0.44)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	119,673	114,134
__________

(1)Includes stock-based compensation expense as follows:

	Three months ended March 31,
	2022	2021
Cost of revenue	$2,946	$1,186
Research and development	18,589	7,958
Sales and marketing	10,094	5,008
General and administrative	8,393	16,686
Total	$40,022	$30,838

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited)

	Three months ended March 31,
	2022	2021
Gross Profit
GAAP gross profit	$48,467	$47,358
Stock-based compensation	2,946	1,186
Amortization of acquired intangible assets	2,475	2,475
Non-GAAP gross profit	$53,888	$51,019
GAAP gross margin	47.3%	55.8%
Non-GAAP gross margin	52.6%	60.1%

Research and development
GAAP research and development	$40,437	$28,988
Stock-based compensation	(18,589)	(7,958)
Non-GAAP research and development	$21,848	$21,030

Sales and marketing
GAAP sales and marketing	$41,480	$34,872
Stock-based compensation	(10,094)	(5,008)
Amortization of acquired intangible assets	(2,709)	(2,816)
Non-GAAP sales and marketing	$28,677	$27,048

General and administrative
GAAP general and administrative	$29,554	$33,461
Stock-based compensation	(8,393)	(16,686)
Acquisition-related expenses	(58)	(929)
Non-GAAP general and administrative	$21,103	$15,846

Operating loss
GAAP operating loss	$(63,004)	$(49,963)
Stock-based compensation	40,022	30,838
Amortization of acquired intangible assets	5,184	5,291
Acquisition-related expenses	58	929
Non-GAAP operating loss	$(17,740)	$(12,905)

Net loss
GAAP net loss	$(64,264)	$(50,683)
Stock-based compensation	40,022	30,838
Amortization of acquired intangible assets	5,184	5,291
Amortization of debt discount and issuance costs	963	—
Acquisition-related expenses	58	929
Non-GAAP loss	$(18,037)	$(13,625)

Non-GAAP net loss per common share—basic and diluted	$(0.15)	$(0.12)
Weighted average basic and diluted common shares	119,673	114,134

	Three months ended March 31,
	2022	2021
Adjusted EBITDA
GAAP net loss	$(64,264)	$(50,683)
Stock-based compensation	40,022	30,838
Depreciation and other amortization	9,975	6,491
Amortization of acquired intangible assets	5,184	5,291
Interest income	(681)	(174)
Interest expense	1,622	661
Other expense	279	64
Income tax expense	40	169
Acquisition-related expenses	58	929
Adjusted EBITDA	$(7,765)	$(6,414)

Condensed Consolidated Balance Sheets
(in thousands)

	As of March 31, 2022	As of December 31, 2021
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$245,794	$166,068
Marketable securities, current	393,950	361,795
Accounts receivable, net of allowance for credit losses	73,717	64,625
Prepaid expenses and other current assets	23,616	32,160
Total current assets	737,077	624,648
Property and equipment, net	174,550	166,961
Operating lease right-of-use assets, net	63,455	69,631
Goodwill	637,570	636,805
Intangible assets, net	97,287	102,596
Marketable securities, non-current	394,464	528,911
Other assets	30,020	29,468
Total assets	$2,134,423	$2,159,020
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,248	$9,257
Accrued expenses	49,902	36,112
Finance lease liabilities, current	26,766	21,125
Operating lease liabilities, current	18,688	20,271
Other current liabilities	36,569	45,107
Total current liabilities	140,173	131,872
Long-term debt	934,121	933,205
Finance lease liabilities, noncurrent	28,867	22,293
Operating lease liabilities, noncurrent	52,334	55,114
Other long-term liabilities	2,205	2,583
Total liabilities	1,157,700	1,145,067
Stockholders’ equity:
Class A common stock	2	2
Additional paid-in capital	1,561,371	1,527,468
Accumulated other comprehensive loss	(9,496)	(2,627)
Accumulated deficit	(575,154)	(510,890)
Total stockholders’ equity	976,723	1,013,953
Total liabilities and stockholders’ equity	$2,134,423	$2,159,020

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(64,264)	$(50,683)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	9,850	6,419
Amortization of intangible assets	5,309	5,363
Amortization of right-of-use assets and other	6,839	6,357
Amortization of debt discount and issuance costs	964	332
Amortization of deferred contract costs	1,851	1,411
Stock-based compensation	40,022	30,838
Provision for credit losses	127	(420)
Interest on finance lease	(591)	(330)
Loss on disposals of property and equipment	268	27
Amortization and accretion of discounts and premiums on investments	957	—
Other adjustments	128	64
Changes in operating assets and liabilities:
Accounts receivable	(9,219)	(1,685)
Prepaid expenses and other current assets	(2,111)	(1,680)
Other assets	(2,451)	(2,952)
Accounts payable	(2,492)	2,119
Accrued expenses	4,891	(755)
Operating lease liabilities	(6,557)	(6,365)
Other liabilities	3,289	1,071
Net cash used in operating activities	(13,190)	(10,869)
Cash flows from investing activities:
Purchases of marketable securities	(148,193)	(64,331)
Sales of marketable securities	2,301	12,497
Maturities of marketable securities	240,547	25,503
Business acquisitions, net of cash acquired	(775)	—
Purchases of property and equipment	(2,387)	(8,079)
Capitalized internal-use software	(3,810)	(989)
Net cash provided by (used in) investing activities	87,683	(35,399)
Cash flows from financing activities:
Issuance of convertible note, net of issuance costs	—	930,775
Payments of other debt issuance costs	—	(1,351)
Repayments of finance lease liabilities	(7,159)	(2,951)
Cash received for restricted stock sold in advance of vesting conditions	10,655	—
Cash paid for early sale of restricted shares	(3,498)	—
Proceeds from exercise of vested stock options	3,048	2,719
Proceeds from employee stock purchase plan	2,406	3,071
Net cash provided by financing activities	5,452	932,263
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(219)	(112)
Net increase in cash, cash equivalents, and restricted cash	79,726	885,883
Cash, cash equivalents, and restricted cash at beginning of period	166,961	63,880
Cash, cash equivalents, and restricted cash at end of period	246,687	949,763
Reconciliation of cash, cash equivalents, and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	245,794	948,783
Restricted cash, current	—	87
Restricted cash, non-current	893	893
Total cash, cash equivalents, and restricted cash	$246,687	$949,763

Free Cash Flow
(in thousands, unaudited)

	Three months ended March 31,
	2022	2021
Cash flow provided by (used in) operations	$(13,190)	$(10,869)
Capital expenditures(1)	(6,197)	(9,068)
Free Cash Flow	$(19,387)	$(19,937)
__________
(1)Capital Expenditures are defined as cash used for purchases of property and equipment and capitalized internal-use software, as reflected in our statement of cash flows.

Investor Contact:
Vernon Essi, Jr.
ir@fastly.com

Media Contact:
press@fastly.com

Source: Fastly, Inc.